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                            Prudential Mutual Funds
                       Supplement dated November 6, 1996
    The following information supplements ``How the Fund Invests--Other Investments and Policies'' in the Prospectus of each of the Funds listed below. Securities Lending
    On October 30, 1996, shareholders approved changes in each Fund's investment restrictions to enable each Fund to lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans (i) do not exceed in the aggregate 30% (10% with respect to Prudential Special Money Market Fund, Inc.) of the value of a Fund's total assets, (ii) are callable at any time by the relevant Fund and (iii) are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.
    A loan may be terminated by a borrower upon notice (typically on one business day's notice) or by a Fund at any time. If a borrower fails to provide the requisite amount of collateral, the loan automatically terminates, and the Fund may use the collateral to replace the securities while holding the borrower liable for any excess of the replacement cost of the securities loaned over the value of the collateral. There are risks associated with lending securities including possible delays in recovery of the loaned securities and adverse claims to, and possible loss of, the collateral should the borrower of the securities experience financial reverses or bankruptcy. There are additional risks with respect to international lending. If the collateral were held by a foreign subcustodian, delays may be incurred in recovering the collateral. If a Fund is unable to recover the securities loaned, the Fund may be required to buy the same securities at market price to cover its delivery obligations to another party. On termination of a loan, a borrower is required to return the securities to the relevant Fund. Loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of each Fund.
    Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, each Fund will follow the policy of calling a loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.
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    The following information supplements ``How the Fund Invests--Hedging and
Return Enhancement Strategies'' in the Prospectus of Prudential World Fund, Inc. (Global Series).
Options Transactions
    The Fund will write only ``covered'' options and options for which the Fund maintains cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, market-to-market daily, with a value sufficient at all times to cover its obligations in a segregated account. An option is covered if the Fund, so long as it is obligated under the option, owns an offsetting position in the underlying securities.
    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectus to which this Supplement relates.

          Name of Fund                                               Prospectus Date
          ---------------------------------------------------        -------------------
          Prudential Natural Resources Fund, Inc.                    July 30, 1996
          Prudential Special Money Market Fund, Inc.                 August 27, 1996
          Prudential World Fund, Inc.                                January 2, 1996
               (formerly, Prudential Global Fund, Inc.)
               Global Series

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